      UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


The following unaudited pro forma condensed combined financial information of XOOM.com, Inc. ("XOOM.com") gives effect to the acquisition of Paralogic Software Corporation. The historical financial information has been derived from the historical financial statements of XOOM.com and Paralogic Software Corporation, and should be read in conjunction with such financial statements and the notes thereto included in or incorporated by reference in this Form 8-K.

The unaudited pro forma condensed combined balance sheet as of March 31, 1999 has been prepared assuming the Paralogic Software Corporation acquisition took place as of that date and includes the allocation of the total purchase consideration to the fair values of the assets and liabilities of Paralogic Software Corporation.

The unaudited pro forma condensed combined statements of operations combine XOOM.com's and Paralogic Software Corporation's historical statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 and give effect to the merger, including the amortization of goodwill and other intangible assets, as if it occurred on January 1, 1998 and 1999, respectively.

The unaudited pro forma condensed combined information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transactions had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial condition of XOOM.com.

XOOM.com, Inc.

UNAUDITED PRO FORMA
CONDENSED COMBINED BALANCE SHEETS
(in thousands, per share data)

                                                                              As of March 31, 1999
                                                 -------------------------------------------------------------------------------
                                                                   Historical
                                                 -----------------------------------------    Pro Forma
                                                                    Paralogic                  Business
                                                                     Software                Combination
                                                  Xoom.com, Inc.   Corporation    Combined   Adjustments             Pro Forma
                                                 -------------------------------------------------------------------------------
ASSETS

Current assets
      Cash and cash equivalents                          $ 43,381         $ 199    $ 43,580           $ -              $ 43,580
      Short-term investments                                9,290             -       9,290             -                 9,290
      Accounts receivable, net                              1,610           109       1,719             -                 1,719
      Inventories                                             282             -         282             -                   282
      Other current assets                                    477             5         482             -                   482
                                                 -------------------------------------------------------------------------------
                                                                -
Total current assets                                       55,040           313      55,353             -                55,353
                                                                -
      Fixed assets, net                                     3,248            21       3,269             -                 3,269
      Goodwill, net                                         3,165             -       3,165        32,959           (2)  36,124
      Intangibles, net                                      1,490             -       1,490         5,066           (2)   6,556
      Investments                                           1,004             -       1,004                               1,004
      Other assets                                            843             -         843             -                   843
                                                 -------------------------------------------------------------------------------
                                                                -
Total assets                                             $ 64,790         $ 334    $ 65,124      $ 38,025              $103,149
                                                 ===============================================================================
                                                                -
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

      Accounts payable                                    $ 2,097          $ 27     $ 2,124         $ 315           (1) $ 2,439
      Accrued compensation and related expenses               863             -         863             -                   863
      Other accrued liabilities                             1,303             -       1,303             -                 1,303
      Deferred revenue                                        411           266         677          (254)          (5)     423
      Notes payable                                         1,191             1       1,192             -                 1,192
      Contingency accrual                                   1,000             -       1,000             -                 1,000
                                                 -------------------------------------------------------------------------------
                                                                -
Total current liabilities                                   6,865           294       7,159            61                 7,220

Notes payable, less current portion                           370             -         370             -                   370
Capital lease obligations, less current portion               105             -         105             -                   105

Stockholders' equity:
      Preferred stock                                           -           165         165          (165)      (3)           -
      Common stock                                         75,801         3,862      79,663        35,687  (1), (3)     115,350
      Notes receivable from shareholder                         -            (3)         (3)            -                    (3)
      Deferred compensation                                  (674)       (3,230)     (3,904)        3,230       (3)        (674)
      Accumulated deficit                                 (17,677)         (754)    (18,431)         (788) (3), (4)     (19,219)
                                                 -------------------------------------------------------------------------------
Total stockholders' equity                                 57,450            40      57,490        37,964                95,454
                                                 -------------------------------------------------------------------------------
Total liabilities and stockholders' equity               $ 64,790         $ 334    $ 65,124      $ 38,025              $103,149
                                                 ===============================================================================

XOOM.com, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS

(In thousands, except per share data)                                For the Three Months Ended March 31, 1999
                                                          ------------------------------------------------------------------------
                                                                         Historical
                                                          ---------------------------------------    Pro Forma
                                                                           Paralogic                  Business
                                                                            Software                Combination
                                                          Xoom.com, Inc.  Corporation    Combined   Adjustments   Pro Forma
                                                          ------------------------------------------------------------------------
Net revenue                                                  $ 4,422       $    73     $  4,495     $      -        $ 4,495

Cost of net revenue                                            2,042             7        2,049            -          2,049
                                                          ------------------------------------------------------------------------

Gross profit                                                   2,380            66        2,446            -          2,446

Operating expenses:
       Operating and development                               1,149            94        1,243            -          1,243
       Sales and marketing                                     2,434            47        2,481            -          2,481
       General and administrative                              1,623            23        1,646            -          1,646
       Purchased in-process research and development               -             -            -            - (A)          -
       Amortization of deferred compensation                     230           447          677            -            677
       Amortization of goodwill and other intangible
         assets                                                  862             -          862        2,377 (B)      3,239
                                                          ------------------------------------------------------------------------
Total operating expenses                                       6,298           611        6,909        2,377          9,286

Loss from operations                                          (3,918)         (545)      (4,463)      (2,377)        (6,840)

Other income (expense):
       Interest income                                           640             1          641            -            641
       Interest expense                                          (30)            -          (30)           -            (30)
                                                          ------------------------------------------------------------------------
Net loss                                                    $ (3,308)     $   (544)    $ (3,852)      (2,377)      $ (6,229)
                                                          ------------------------------------------------------------------------
                                                          ------------------------------------------------------------------------
Basic and diluted net loss per share                                                                         (C)   $  (0.42)
                                                                                                             --------------------
                                                                                                             --------------------
Shares used in per share calculation                                                                         (C)     14,862
                                                                                                             --------------------
                                                                                                             --------------------


XOOM.com, Inc.

UNAUDITED PRO FORMA CONDENSED COMBINED
STATEMENTS OF OPERATIONS
(In thousands, except per share data)


                                                                          For the Year Ended December 31, 1998
                                                           ------------------------------------------------------------------------
                                                                            Historical
                                                           ------------------------------------------       Pro Forma
                                                                             Paralogic                      Business
                                                                              Software                     Combination
                                                           Xoom.com, Inc.    Corporation     Combined      Adjustments   Pro Forma
                                                           ------------------------------------------------------------------------
Net revenue                                                 $   8,318       $  239          $ 8,557         $    -        $ 8,557

Cost of net revenue                                             3,584           13            3,597              -         3,597
                                                           ------------------------------------------------------------------------

Gross profit                                                    4,734          226            4,960              -         4,960

Operating expenses:
       Operating and development                                3,840          145            3,985              -         3,985
       Sales and marketing                                      2,835           73            2,908              -         2,908
       General and administrative                               3,366           35            3,401              -         3,401
       Purchased in-process research and development              790            -              790              - (A)       790
       Amortization of deferred compensation                    1,416          182            1,598              -         1,598
       Amortization of goodwill and other intangible
         assets                                                 1,843            -            1,843          9,506 (B)    11,349
                                                           ------------------------------------------------------------------------
Total operating expenses                                       14,090          435           14,525          9,506        24,031

Loss from operations                                           (9,356)        (209)          (9,565)        (9,506)      (19,071)

Other income (expense):
       Interest income                                            187            -              187              -           187
       Interest expense                                          (135)          (1)            (136)             -          (136)
       Interest expense related to warrant                     (1,494)           -           (1,494)             -        (1,494)
                                                           ------------------------------------------------------------------------
Net loss                                                    $ (10,798)      $ (210)       $ (11,008)      $ (9,506)    $ (20,514)
                                                           ------------------------------------------------------------------------
                                                           ------------------------------------------------------------------------
Basic and diluted net loss per share                                                                                (C)$   (2.30)
                                                                                                                    ---------------
                                                                                                                    ---------------
Shares used in per share calculation                                                                                (C)    8,930
                                                                                                                    ---------------
                                                                                                                    ---------------

                                     XOOM.COM, INC.
                                  UNAUDITED PRO FORMA
                        CONDENSED COMBINED FINANCIAL INFORMATION

The total estimated purchase consideration of the Paralogic Software Corporation merger has been allocated on a preliminary basis to assets and liabilities based on management's estimate of their fair values. The excess of the purchase cost over the fair value of the net assets acquired has been allocated to goodwill. This allocation is subject to change pending the completion of the final analysis of the fair value of the assets acquired and liabilities assumed. The impact of these changes could be material.

The adjustments to the unaudited pro forma condensed combined balance sheet as of March 31, 1999 have been calculated as if the merger occurred on March 31, 1999 and are as follows:

(1) To reflect the acquisition of Paralogic Software Corporation for a total estimated purchase price of approximately $39,864,000. The purchase consideration consists of the following:

     - Issuance of 748,816 shares of Xoom.com's Common Stock, with an estimated fair value of $35,292,000. The fair value per share of XOOM.com's common stock issued is based on the average closing price of XOOM.com's common stock on June 17, 1999 (the day the merger was announced) and the three days prior and subsequent to such date.

     - Assumption of options to purchase 94,734 shares, respectively, of XOOM.com's Common Stock with a fair value of $4,257,000. The fair value of the options assumed is based on the Black-Scholes model using the following assumptions:

          - Fair market value of the underlying shares is based on the average closing price of XOOM.com's common stock on June 17, 1999 (the day the merger was announced) and the three days prior and subsequent to such date
          -    Expected life of 3 years
          -    Expected volatility of 1.0
          -    Risk-free interest rate of 5.16%
          -    Expected dividend rate of 0%

     -    Other related transaction and merger costs estimated to be $315,000.

(2) Recognition of the excess purchase cost of $38,025,000 over the fair value of the net assets acquired, have been recorded as goodwill and other intangible assets as follows:

          -    Developed Technology             $ 1,212,000
          -    Core Technology                    3,774,000
          -    Acquired workforce                    80,000
          -    Goodwill                          32,959,000
                                                -----------
                                                $38,025,000
                                                -----------
                                                -----------

(3) To reflect the elimination of the historical stockholders' equity accounts of Paralogic

(4) Recognition of purchased in-process research and development charge of $1,542,000

(5) To eliminate the estimated gross margin associated with the Paralogic Software Corporation deferred revenue

The adjustments to the unaudited pro forma condensed combined consolidated statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 have been calculated assuming that the merger occurred as of January 1, 1998 and January 1, 1999, respectively and are as follows:

(A) The purchased in-process research and development charge of $1,542,000 has been excluded from net loss for the year ended December 31, 1998 and the three months ended March 31, 1999, as it represents a non-recurring charge. The charge will be recorded in the three months ended June 30, 1999.

(B) To reflect the amortization of goodwill and other intangible assets resulting from the merger. The goodwill and other intangible assets are being amortized over periods of four years.

(C) Basic and diluted net loss per share reflects the issuance of 748,816 shares of XOOM.com's common stock, as if the shares had been outstanding for the entire period. The effect of stock options issued assumed in the merger have not been included, as their inclusion would be anti-dilutive.